UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	November 24, 2015 (November 20 ,2015)

Majesco

(Exact Name of Registrant as Specified in its Charter)

California	001-37466	77-0309142

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412 Mount Kemble Ave, Suite 110C, Morristown, NJ 07960
(Address of Principal Executive Offices)

Registrant's telephone number, including area code	(973) 461-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 20, 2015, Majesco entered into an extension of its secured revolving working capital line of credit with ICICI Bank Limited (“ICICI”) dated March 25, 2011 and previously disclosed in Majesco’s periodic reports filed with the Securities and Exchange Commission to extend the termination date of this line of credit to February 11, 2016. The line of credit is a secured working capital line of credit facility under which the maximum borrowing limit is $5,000,000. The interest rate on the credit facility is three-month LIBOR plus 350 basis points. The credit facility is guaranteed by Mastek Limited, a company incorporated under the laws of India (“Mastek”), subject to the terms and conditions set forth in the guarantee. In connection with this extension of the Majesco line of credit, Mastek also extended its guarantee of such line of credit. The line of credit facility was originally scheduled to terminate on November 11, 2015. As of September 30, 2015, there was $3,900,000 of borrowings outstanding under this line of credit. The extension acknowledges and agrees that the line of credit shall continue to be and remain unchanged and in full force and effect in accordance with its terms, repeats its representations and warranties, and confirms that an event of default as defined in the agreement has not occurred and if an event of default has occurred it not continuing. There is a processing fee of $6,250 to be paid with this extension.

Mastek is the holder of record of shares of common stock of Majesco representing approximately 13.84% of the issued and outstanding capital stock of Majesco. For more information about our relationship with Mastek and its affiliates, see “Item 13-Certain Relationships and Related Transactions, and Director Independence” included in our Annual report on Form 10-K filed with the SEC on June 19, 2015, which is incorporated by reference herein.

The foregoing summary of the extension letter of Majesco’s line of credit with ICICI and related Mastek guarantee does not purport to be complete and is qualified in its entirety by reference to the letter and guarantee extension attached hereto as Exhibits 10.40 and 10.41 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.40   Extension Letter of the Credit Facility Agreement between ICICI Bank Limited and Majesco, dated as of November 20, 2015

10.41   Extension of the Guaranty Agreement between ICICI Bank Limited and Mastek Limited, dated as of November 20, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Majesco

By:	/s/ Ketan Mehta
Ketan Mehta, President and Chief
Executive Officer

Date: November 24, 2015

EXHIBIT INDEX

10.40   Extension Letter of the Credit Facility Agreement between ICICI Bank Limited and Majesco, dated as of November 20, 2015

10.41   Extension of the Guaranty Agreement between ICICI Bank Limited and Mastek Limited, dated as of November 20, 2015